UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: August 23, 2005
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

204 South Hoover Boulevard
Suite 200
Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 23, 2005, the Company issued a press release, furnished herewith as Exhibit 99.1 and incorporated herein by reference, to report that Comprehensive Care Corporation (OTCBB:CHCR) (CompCare), today reported its audited results for its fiscal year ended May 31, 2005. For the twelve months ended May 31, 2005, the Company had an operating profit of $5,000 and a net loss of $268,000, or $0.05 diluted loss per share. This compares to an operating loss of $80,000 and a net loss of $777,000, or $0.18 diluted loss per share, for the twelve months ended May 31, 2004, which included a $387,000 loss, or $0.09 diluted loss per share, from discontinued operations. For the three months ended May 31, 2005, the Company reported a net loss of $674,000, or $0.12 diluted loss per share, compared to a net loss of $141,000, or $0.03 diluted loss per share, for the three months ended May 31, 2004.
Operating revenues for the year ended May 31, 2005 were $24.5 million compared to $27.6 million for the year ended May 31, 2004. Operating revenues for the three months ended May 31, 2005 were $6.0 million compared to $6.3 million for the three months ended May 31, 2004. The decrease in operating revenues during fiscal 2005 is primarily attributable to the previously announced loss of one major customer during the second half of fiscal 2004 who made the decision to internally manage their behavioral health benefit.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements. None.
(b) Pro Forma Financial Information. None.
(c) Exhibits. See Exhibit Index immediately following the signature page hereto.
CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include local, regional, and national economic and political conditions, the effect of governmental regulation, the competitive environment in which the Company operates, and other risks detailed from time to time in the Company’s SEC reports.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: August 23, 2005
EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 23, 2005

3